                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 27, 2000

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Connecticut                  0-24128               06-1211921
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)            File Number)        Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events


         Bio-Plexus, Inc. (the "Company") reports that it has named John S. Metz president and chief executive officer, effective as of April 28, 2000. The press release related to such appointment is Exhibit 99.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    BIO-PLEXUS, INC.



                                           By: /s/ KIMBERLY A. CADY
                                                --------------------------------
                                           Name:   Kimberly A. Cady
                                           Title:  Chief Financial Officer and
                                                   Vice President of Finance

Date:  April 27, 2000



                                  EXHIBIT INDEX


Exhibit No.        Description

       99.1 Press Release announcing the naming of John S. Metz president and chief executive officer, effective as of April 28, 2000.